Shared Pursuant to NDA Exhibit 99.1 COVID-19 Considerations and Liquidity Implications April 2, 2020Shared Pursuant to NDA Exhibit 99.1 COVID-19 Considerations and Liquidity Implications April 2, 2020

Shared Pursuant to NDA Forward-Looking Statements We may make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements with respect to our expected Adjusted EBITDA, expense reduction, the timing and impact of the Boeing 737 MAX aircraft grounding, COVID-19 and Phase III on our business and financial performance, our business and financial-performance outlook, goals and plans (including our assumptions therein), industry, business strategy, plans, operating-expense and cost-structure improvements and reductions, future operations, margins, profitability, future efficiencies and other financial and operating information. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and should not be relied upon as representing our views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation those risks and uncertainties described in our filings with the SEC, including our Form 10-K and our Form 10-Qs. As a result, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Forward-Looking Statements We may make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements with respect to our expected Adjusted EBITDA, expense reduction, the timing and impact of the Boeing 737 MAX aircraft grounding, COVID-19 and Phase III on our business and financial performance, our business and financial-performance outlook, goals and plans (including our assumptions therein), industry, business strategy, plans, operating-expense and cost-structure improvements and reductions, future operations, margins, profitability, future efficiencies and other financial and operating information. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and should not be relied upon as representing our views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation those risks and uncertainties described in our filings with the SEC, including our Form 10-K and our Form 10-Qs. As a result, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA Agenda • Situation Update • Management priorities • Media & Content • Connectivity (Aviation & MEG) • Cash Flow Model • Customer revenue and collections • Vendor payments, concessions and deferrals • Operating expenses • 13-week cash flow forecast • Summary Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Agenda • Situation Update • Management priorities • Media & Content • Connectivity (Aviation & MEG) • Cash Flow Model • Customer revenue and collections • Vendor payments, concessions and deferrals • Operating expenses • 13-week cash flow forecast • Summary Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA Management Priorities Execute on pre-existing cost savings plan, preserve working capital, and proactively address cash burn due to the unexpected impact of COVID-19 • Customer retention and accounts receivable collection • Relief packages for CSP customers • Elimination of professional services and contractors • Labor actions (RIF, salary reduction and shift to low-cost domiciles) • Studio unit cost and volume reductions, payment deferrals • Bandwidth termination, cost reduction and payment deferrals • Tax payment deferrals • Other operating expense reductions (rent, travel) • Government relief programs (US CARES, UK Furlough, Canadian COVID-19 Economic Response Plan, etc.) Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Management Priorities Execute on pre-existing cost savings plan, preserve working capital, and proactively address cash burn due to the unexpected impact of COVID-19 • Customer retention and accounts receivable collection • Relief packages for CSP customers • Elimination of professional services and contractors • Labor actions (RIF, salary reduction and shift to low-cost domiciles) • Studio unit cost and volume reductions, payment deferrals • Bandwidth termination, cost reduction and payment deferrals • Tax payment deferrals • Other operating expense reductions (rent, travel) • Government relief programs (US CARES, UK Furlough, Canadian COVID-19 Economic Response Plan, etc.) Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA Situation Review: Media & Content Pursuing studio rate reduction & margin-improving airline relief packages Situation Update Actions and Results • Airline flight schedules down 50-80% since late March • M&C collections down for March but major and likely through 2Q20, may extend into 3Q20 accounts expected to continue to pay (summer flight schedules not yet finalized) • First major airline committed to ‘relief package’ with • Customers have not terminated contracts; asked to multiple accounts in late-stage evaluation extend current cycles and reduce spend during • Secured price reductions from COVID-19 impact period our largest studios • Developed “relief packages” with lower total cost per cycle, • Terminating two non-core business lines • • Strengthened margin profile post-COVID th • Since March 19 , GEE was awarded important contract extensions and won new accounts from competition • Using studio payments as leverage to achieve discounts and deferrals, aligning with cash flow Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Situation Review: Media & Content Pursuing studio rate reduction & margin-improving airline relief packages Situation Update Actions and Results • Airline flight schedules down 50-80% since late March • M&C collections down for March but major and likely through 2Q20, may extend into 3Q20 accounts expected to continue to pay (summer flight schedules not yet finalized) • First major airline committed to ‘relief package’ with • Customers have not terminated contracts; asked to multiple accounts in late-stage evaluation extend current cycles and reduce spend during • Secured price reductions from COVID-19 impact period our largest studios • Developed “relief packages” with lower total cost per cycle, • Terminating two non-core business lines • • Strengthened margin profile post-COVID th • Since March 19 , GEE was awarded important contract extensions and won new accounts from competition • Using studio payments as leverage to achieve discounts and deferrals, aligning with cash flow Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA Situation Review: Connectivity (IFC and MEG) Underlying contracts are stable, but collections will be delayed Situation Update Actions and Results • 95% of IFC revenue is subscription (MRC) based, • Southwest continues to pay on time; limited risk beyond revenue tied to active aircraft count number of operated aircraft • • Renegotiating satellite contracts (incl. bandwidth provisioned, unit cost, and payment plans) • Reducing active bandwidth • Norwegian Air A/R outstanding as of • Deferring payments for historical balances and March 31, recent government bailout aids renegotiating payment plans collection capacity • Focus capacity on business segments that are • Cruise lines suspended operations and reduced neutral or growing (energy, gov’t, commercial (but not terminated) Wi-Fi capacity, TV channels, expect shipping & NGO) to begin ramping resumption of limited service June 2020 • Expect final agreements in 1-2 weeks • Key risks: timing of collections, revenue share • Remainder of MEG generally stable (fewer yacht charters offset by shipping, energy, NGO programs) Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Situation Review: Connectivity (IFC and MEG) Underlying contracts are stable, but collections will be delayed Situation Update Actions and Results • 95% of IFC revenue is subscription (MRC) based, • Southwest continues to pay on time; limited risk beyond revenue tied to active aircraft count number of operated aircraft • • Renegotiating satellite contracts (incl. bandwidth provisioned, unit cost, and payment plans) • Reducing active bandwidth • Norwegian Air A/R outstanding as of • Deferring payments for historical balances and March 31, recent government bailout aids renegotiating payment plans collection capacity • Focus capacity on business segments that are • Cruise lines suspended operations and reduced neutral or growing (energy, gov’t, commercial (but not terminated) Wi-Fi capacity, TV channels, expect shipping & NGO) to begin ramping resumption of limited service June 2020 • Expect final agreements in 1-2 weeks • Key risks: timing of collections, revenue share • Remainder of MEG generally stable (fewer yacht charters offset by shipping, energy, NGO programs) Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA

Summary of Current Situation

Revenue is impacted; Company is focused on margin protection

	Media & Content	Aviation Connectivity	MEG Connectivity
Revenue model	65% variable based on flight segments operated	MRC/subscription based on operated aircraft	Predominantly MRC with revenue-shares
Impact	20%+ revenue reduction during COVID schedule impact period, expected recovery in the summer	<10% revenue impact from aircraft retirements offset by MAX activations, with >20% impact on equipment revenue	~10% revenue impact from reduced bandwidth & TV while crews remain on board, resume service this summer
Collectability	**Low risk** of defaults **High risk of** payment delays	**Moderate risk** for <10% revenue **Low risk** of Southwest default	**Low risk** of cruise defaults **High risk of** payment delays
Actions	Introducing relief packages [redacted], extending content cycles, renegotiating studio deals	Terminating bandwidth commitments, negotiating network cost reduction, deferring payments	

Lender Presentation (Redacted) – April 2, 2020

Global Eagle

Shared Pursuant to NDA Other Cash Preservation Reducing operating expenses and non-COGS cash spend Labor Cost Cash Preserving Activities • 1Q 2020: $9.3 million per month including benefits • Suspended all non-core professional services engagements (including finance) • Temporary actions during COVID-19 impact period including reductions, furloughs and layoffs • Negotiating discounts and payment deferrals across Opex supply chain (tied to cash outflow) • Salary reductions announced (20-33%) • Significant traction in facilities, IT services • $1.6 million monthly benefit • Minimal travel and entertainment cost during 2Q • Accelerating permanent Phase III headcount changes to position the business after COVID-19 • Evaluating tax relief and direct government support • • Payroll tax subsidy and deferrals • Reduction in cash taxes due to lower revenue • • Announced new Centers of Excellence in lower-cost regions (finance, content) • Exiting 2020, target $7.7 million monthly labor cost Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Other Cash Preservation Reducing operating expenses and non-COGS cash spend Labor Cost Cash Preserving Activities • 1Q 2020: $9.3 million per month including benefits • Suspended all non-core professional services engagements (including finance) • Temporary actions during COVID-19 impact period including reductions, furloughs and layoffs • Negotiating discounts and payment deferrals across Opex supply chain (tied to cash outflow) • Salary reductions announced (20-33%) • Significant traction in facilities, IT services • $1.6 million monthly benefit • Minimal travel and entertainment cost during 2Q • Accelerating permanent Phase III headcount changes to position the business after COVID-19 • Evaluating tax relief and direct government support • • Payroll tax subsidy and deferrals • Reduction in cash taxes due to lower revenue • • Announced new Centers of Excellence in lower-cost regions (finance, content) • Exiting 2020, target $7.7 million monthly labor cost Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA Emerging from COVID-19 COVID-19 short-term impact, but pathway to $120m+ Adj. EBITDA run-rate We will exit COVID-19 with strong backlog across the business, 2019 Adj. EBITDA $91m Boeing MAX online and Phase III transformation activities completed • MAX return to service mid-2020 ( activations Southwest, LOT, flydubai) MAX return to service, new CSP accounts Bandwidth and content spend improvement • Turkish Airlines and Air France backlog will fuel IFC margin recovery Full year benefit of Phases I & II • Renegotiated bandwidth contract benefits will extend post crisis New Phase III actions • COVID-related Media & Content changes will improve long-term CSP by leveraging GEE studio deals, in-house distribution Prior to COVID-19, expected to exit • Reduced labor cost, consolidated facilities, lower professional services 4Q20 on $120-130m run-rate We have numerous near-term opportunities to improve EBITDA driven Minimize near-term cash burn by current backlog, competitor dynamics and new technologies Relief packages that drive content control Renegotiate supplier contracts • New IFC revenue from higher bandwidth, long-term B737 MAX growth, Accelerate headcount & facilities consolidation improving take-rates on Air France ( Adj. EBITDA opportunity) • Replace expiring legacy satellite contracts ( Adj. EBITDA opportunity) Taking actions to maintain 4Q20 • New MEG revenue as competitors restructure and potentially liquidate Adj. EBITDA run-rate target • Winning CSP accounts from competitors, improving purchasing power Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Emerging from COVID-19 COVID-19 short-term impact, but pathway to $120m+ Adj. EBITDA run-rate We will exit COVID-19 with strong backlog across the business, 2019 Adj. EBITDA $91m Boeing MAX online and Phase III transformation activities completed • MAX return to service mid-2020 ( activations Southwest, LOT, flydubai) MAX return to service, new CSP accounts Bandwidth and content spend improvement • Turkish Airlines and Air France backlog will fuel IFC margin recovery Full year benefit of Phases I & II • Renegotiated bandwidth contract benefits will extend post crisis New Phase III actions • COVID-related Media & Content changes will improve long-term CSP by leveraging GEE studio deals, in-house distribution Prior to COVID-19, expected to exit • Reduced labor cost, consolidated facilities, lower professional services 4Q20 on $120-130m run-rate We have numerous near-term opportunities to improve EBITDA driven Minimize near-term cash burn by current backlog, competitor dynamics and new technologies Relief packages that drive content control Renegotiate supplier contracts • New IFC revenue from higher bandwidth, long-term B737 MAX growth, Accelerate headcount & facilities consolidation improving take-rates on Air France ( Adj. EBITDA opportunity) • Replace expiring legacy satellite contracts ( Adj. EBITDA opportunity) Taking actions to maintain 4Q20 • New MEG revenue as competitors restructure and potentially liquidate Adj. EBITDA run-rate target • Winning CSP accounts from competitors, improving purchasing power Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA Actions Taken Improving cash outflow by over $4 million per week during 2Q20 Weekly Spend Impact Actions Taken • Salary reductions 20-33% across the Company Payroll Target >20% reduction • RIFs and headcount reduction underway • Payment plans result from accrued payables during 2019 (stretched payment terms before COVID-19 outbreak) Connectivity A/P Target >45% reduction • renegotiating payments to obtain discounts • • Payment plans with major studios from 2019 actions • Leveraging payments to obtain discounts while continuing to Content A/P Target >20% reduction pay studios for content on airlines that remain current • • Reductions in supply chain payments due to reduced volume Supply Chain & • Payment terms generally extended across supplier base Other Payments Target >40% reduction • Eliminate or reduce third-party contractor fees • Negotiated substantial rent & professional services reductions Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Actions Taken Improving cash outflow by over $4 million per week during 2Q20 Weekly Spend Impact Actions Taken • Salary reductions 20-33% across the Company Payroll Target >20% reduction • RIFs and headcount reduction underway • Payment plans result from accrued payables during 2019 (stretched payment terms before COVID-19 outbreak) Connectivity A/P Target >45% reduction • renegotiating payments to obtain discounts • • Payment plans with major studios from 2019 actions • Leveraging payments to obtain discounts while continuing to Content A/P Target >20% reduction pay studios for content on airlines that remain current • • Reductions in supply chain payments due to reduced volume Supply Chain & • Payment terms generally extended across supplier base Other Payments Target >40% reduction • Eliminate or reduce third-party contractor fees • Negotiated substantial rent & professional services reductions Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA Summary • Exiting 2019, our margin and cost reduction initiatives were successfully implemented • Achieved run-rate Adjusted EBITDA of $100 million pre COVID-19 (25% improvement YoY), stabilized our liquidity position and improved our free cash flow • Managed exposure to Boeing 737 MAX grounding, with expected resolution in 2Q 2020 • Additional actions already underway to further enhance cost structure and profitability • Business model adjusting favorably to recent impact on airlines, cruise lines from COVID-19 • Management taking swift and decisive action to conserve cash • COVID-19 impact will be mostly timing • We do not expect COVID-19 to impact the long-term intrinsic value of our business • We maintain strong conviction about the capacity of the business to generate cash flow • Uncertainty around COVID-19 impact duration drives our request for relief Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Summary • Exiting 2019, our margin and cost reduction initiatives were successfully implemented • Achieved run-rate Adjusted EBITDA of $100 million pre COVID-19 (25% improvement YoY), stabilized our liquidity position and improved our free cash flow • Managed exposure to Boeing 737 MAX grounding, with expected resolution in 2Q 2020 • Additional actions already underway to further enhance cost structure and profitability • Business model adjusting favorably to recent impact on airlines, cruise lines from COVID-19 • Management taking swift and decisive action to conserve cash • COVID-19 impact will be mostly timing • We do not expect COVID-19 to impact the long-term intrinsic value of our business • We maintain strong conviction about the capacity of the business to generate cash flow • Uncertainty around COVID-19 impact duration drives our request for relief Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA

Non-GAAP Reconciliations

	Three Months Ended December 31,		Year Ended December 31,	
Net loss to Adjusted EBITDA reconciliation	**2019**	**2018**	**2019**	**2018**
Net loss	$ (36,100)	$ (109,177)	$ (153,443)	$ (236,599)
Interest expense, net	22,224	20,818	89,711	76,218
Income tax expense	1,771	1,203	9,526	3,068
Depreciation and amortization	21,053	25,828	85,319	100,532
EBITDA	**8,948**	**(61,328)**	**31,113**	**(56,781)**
Depreciation and amortization from equity method investments	2,238	2,464	8,723	9,586
Change in fair value of financial instruments	(134)	(384)	(1,066)	(97)
Other expense, net	18	51,080	504	51,903
Stock-based compensation expense	983	3,025	6,343	12,817
Strategic-transaction, integration and realignment expenses	5,372	14,399	18,111	27,512
Internal-control and delayed audit expenses	2,241	2,649	10,463	22,259
Loss on disposal of fixed assets	80	126	463	528
Non-ordinary-course legal (recovery) expenses	(622)	2,515	8,245	2,924
Losses on significant customer bankruptcies	3,724	2,484	5,912	2,484
Expenses incurred in connection with grounded aircraft	1,790	-	2,423	-
Adjusted EBITDA	**$ 24,638**	**$ 17,030**	**$ 91,234**	**$ 73,135**

Lender Presentation (Redacted) – April 2, 2020

Global Eagle

Shared Pursuant to NDA Non-GAAP Reconciliations Three Months Ended September 30, Net loss to Adjusted EBITDA reconciliation 2019 2018 Net loss $ (41,274) $ (43,228) Interest expense, net 23,881 20,048 Income tax expense 4,308 2,852 Depreciation and amortization 20,789 24,482 EBITDA 7,704 4,154 Depreciation and amortization from equity method investments 2,191 2,415 Change in fair value of financial instruments 6 196 Other expense, net 202 588 Stock-based compensation expense 1,744 3,918 Strategic-transaction, integration and realignment expenses 2,837 4,259 Internal-control and delayed audit expenses 2,414 2,057 Loss on disposal of fixed assets 26 419 Non-ordinary-course legal expenses 7,685 409 Losses on significant customer bankruptcies 249 - Expenses incurred in connection with grounded aircraft 301 - Adjusted EBITDA $ 25,359 $ 18,415 Lender Presentation (Redacted) – April 2, 2020 Shared Pursuant to NDA Non-GAAP Reconciliations Three Months Ended September 30, Net loss to Adjusted EBITDA reconciliation 2019 2018 Net loss $ (41,274) $ (43,228) Interest expense, net 23,881 20,048 Income tax expense 4,308 2,852 Depreciation and amortization 20,789 24,482 EBITDA 7,704 4,154 Depreciation and amortization from equity method investments 2,191 2,415 Change in fair value of financial instruments 6 196 Other expense, net 202 588 Stock-based compensation expense 1,744 3,918 Strategic-transaction, integration and realignment expenses 2,837 4,259 Internal-control and delayed audit expenses 2,414 2,057 Loss on disposal of fixed assets 26 419 Non-ordinary-course legal expenses 7,685 409 Losses on significant customer bankruptcies 249 - Expenses incurred in connection with grounded aircraft 301 - Adjusted EBITDA $ 25,359 $ 18,415 Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA Non-GAAP Financial Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States, or GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP. For a reconciliation of Adjusted EBITDA to its most comparable measure under GAAP, please see the table entitled “Non-GAAP Reconciliations” on the prior slides. Further, we note that Adjusted EBITDA as presented herein is defined and calculated differently than the “Consolidated EBITDA” definition in our senior secured credit agreement and in our second lien notes, which Consolidated EBITDA definition we use for financial-covenant-compliance purposes and as a measure of our liquidity. We have not provided a reconciliation of forward-looking non-GAAP measures, primarily due to the variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable efforts. Adjusted EBITDA is a primary measure used by our management and Board of Directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short- and long-term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the Compensation Committee of our Board of Directors to establish the funding targets for (and subsequent funding of) our Annual Incentive Plan bonuses for our employees. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by our management in their financial and operational decision-making and because our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements. We define Adjusted EBITDA as EBITDA (net income (loss) before (a) interest expense (income), (b) income tax expense (benefit) and (c) depreciation and amortization), as further adjusted to exclude (when applicable in the period) (1) change in fair value of financial instruments, (2) other (income) expense, including (gains) losses from foreign-currency-transaction (gains) and from other investments, which include impairment charges relating to our joint ventures, (3) goodwill impairment expense, (4) stock-based compensation expense, (5) strategic-transaction, integration and realignment expenses (as described below), (6) auditor and third-party professional fees and expenses related to our internal-control deficiencies (and the remediation thereof) and complications in our audit process relating to our control environment, (7) (gain) loss on disposal and impairment of fixed assets, (8) non-ordinary-course legal expenses (as described below), (9) losses related to significant customer bankruptcies or financial distress (as described below) and (10) expenses incurred in connection with grounded aircraft resulting from orders, airworthiness directives and other regulations issued by U.S. and foreign civil aviation authorities. Management does not consider these items to be indicative of our core operating results. Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Non-GAAP Financial Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States, or GAAP, we present Adjusted EBITDA, which is a non-GAAP financial measure, as a measure of our performance. The presentation of Adjusted EBITDA is not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss) or any other performance measures derived in accordance with GAAP. For a reconciliation of Adjusted EBITDA to its most comparable measure under GAAP, please see the table entitled “Non-GAAP Reconciliations” on the prior slides. Further, we note that Adjusted EBITDA as presented herein is defined and calculated differently than the “Consolidated EBITDA” definition in our senior secured credit agreement and in our second lien notes, which Consolidated EBITDA definition we use for financial-covenant-compliance purposes and as a measure of our liquidity. We have not provided a reconciliation of forward-looking non-GAAP measures, primarily due to the variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable efforts. Adjusted EBITDA is a primary measure used by our management and Board of Directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short- and long-term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the Compensation Committee of our Board of Directors to establish the funding targets for (and subsequent funding of) our Annual Incentive Plan bonuses for our employees. We believe our presentation of Adjusted EBITDA is useful to investors both because it allows for greater transparency with respect to key metrics used by our management in their financial and operational decision-making and because our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements. We define Adjusted EBITDA as EBITDA (net income (loss) before (a) interest expense (income), (b) income tax expense (benefit) and (c) depreciation and amortization), as further adjusted to exclude (when applicable in the period) (1) change in fair value of financial instruments, (2) other (income) expense, including (gains) losses from foreign-currency-transaction (gains) and from other investments, which include impairment charges relating to our joint ventures, (3) goodwill impairment expense, (4) stock-based compensation expense, (5) strategic-transaction, integration and realignment expenses (as described below), (6) auditor and third-party professional fees and expenses related to our internal-control deficiencies (and the remediation thereof) and complications in our audit process relating to our control environment, (7) (gain) loss on disposal and impairment of fixed assets, (8) non-ordinary-course legal expenses (as described below), (9) losses related to significant customer bankruptcies or financial distress (as described below) and (10) expenses incurred in connection with grounded aircraft resulting from orders, airworthiness directives and other regulations issued by U.S. and foreign civil aviation authorities. Management does not consider these items to be indicative of our core operating results. Lender Presentation (Redacted) – April 2, 2020

Shared Pursuant to NDA Non-GAAP Financial Measures (continued) “Losses related to significant customer bankruptcies or financial distress” includes (1) our provision for bad debt associated with significant bankruptcies or financial distress of our customers, (2) the costs (e.g., content acquisition fees) that we incurred to maintain service to those customers during their bankruptcy proceedings in order to preserve the customer relationship and (3) costs relating to providing services to customers for whom we recognize revenue on a cash basis due to their financial distress. “Non-ordinary-course legal expenses” includes third-party professional fees and expenses and estimated loss contingencies, provisions for legal settlements and other expenses associated with non-ordinary-course employment, corporate and intellectual-property-infringement disputes. “Strategic-transaction, integration and realignment expenses” includes (1) transaction and procurement-related expenses and costs (including third-party professional fees) attributable to acquisition, financing, investment and other strategic-transaction activities (including for new product and proof-of-concept testing), (2) integration and realignment expenses and allowances, (3) employee-severance, -retention and -relocation expenses, (4) purchase-accounting adjustments for deferred revenue, costs and credits associated with companies and businesses that we have acquired through our M&A activities and (5) estimated loss contingencies, provisions for legal settlements and other expenses related to claims at companies or businesses that we acquired through our M&A activities for underlying liabilities that pre-dated our acquisition of those companies or businesses. Lender Presentation (Redacted) – April 2, 2020Shared Pursuant to NDA Non-GAAP Financial Measures (continued) “Losses related to significant customer bankruptcies or financial distress” includes (1) our provision for bad debt associated with significant bankruptcies or financial distress of our customers, (2) the costs (e.g., content acquisition fees) that we incurred to maintain service to those customers during their bankruptcy proceedings in order to preserve the customer relationship and (3) costs relating to providing services to customers for whom we recognize revenue on a cash basis due to their financial distress. “Non-ordinary-course legal expenses” includes third-party professional fees and expenses and estimated loss contingencies, provisions for legal settlements and other expenses associated with non-ordinary-course employment, corporate and intellectual-property-infringement disputes. “Strategic-transaction, integration and realignment expenses” includes (1) transaction and procurement-related expenses and costs (including third-party professional fees) attributable to acquisition, financing, investment and other strategic-transaction activities (including for new product and proof-of-concept testing), (2) integration and realignment expenses and allowances, (3) employee-severance, -retention and -relocation expenses, (4) purchase-accounting adjustments for deferred revenue, costs and credits associated with companies and businesses that we have acquired through our M&A activities and (5) estimated loss contingencies, provisions for legal settlements and other expenses related to claims at companies or businesses that we acquired through our M&A activities for underlying liabilities that pre-dated our acquisition of those companies or businesses. Lender Presentation (Redacted) – April 2, 2020